Exhibit 10.6


                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of November __, 2007 by and between HC INNOVATIONS, INC., a Delaware corporation (the "COMPANY"), and Kenneth D. Lame Living Trust (the "HOLDER").

                                   BACKGROUND

         The Holder has agreed to purchase from the Company, and the Company has agreed to sell to the Holder Twelve-Month 10% Secured Convertible Notes (collectively, the "Notes") and a Warrant to purchase shares of the Company's Common Stock (collectively, the "WARRANTS") on the terms and conditions set forth in Subscription Agreement, Note, and Security Agreement, each dated of even date herewith by and between the Company and the Holder, as amended from time to time (collectively, the "OFFERING DOCUMENTS").

         The principal and interest under the Note may convert into shares of the Company's Common Stock, $0.001 par value per share (the "Note Shares").

         Further, the Holder will receive a Warrant, entitling the Holder to purchase shares of Common Stock (each, a "WARRANT SHARE").

         This Agreement grants certain registration rights to the Holders with respect to the Note Shares and Warrants that are exercised prior to the expiration thereof, upon the terms and subject to the conditions as hereinafter set forth.

         The parties agree as follows:

         1. CERTAIN DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

         "COMMISSION" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "MATURITY DATE" shall mean the date that is twelve months from the date of issuance of the Note.

         "REGISTRABLE SECURITIES" shall mean: (i) the Common Stock issued or issuable to each Holder or its permitted transferee or designee (a) upon conversion of the Notes or exercise of the Warrants; provided that all such shares shall cease to be Registrable Securities at such time as they have been sold under a Registration Statement or pursuant to Rule 144 under the Securities Act or otherwise or at such time as they are eligible to be sold pursuant to Rule 144(k). The rights to cause the Company to register Registrable Securities pursuant to this Agreement only may be assigned by a Holder to a permitted transferee or assignee of the securities held by such Holder, as may be restricted by other agreements between the Company and the Holder.

         "RESTRICTED STOCK" shall mean the Note Shares and/or the Warrant Shares the certificates for which are required to bear the legend set forth in Section 2 hereof.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         2. RESTRICTIVE LEGEND. The Note Shares and the Warrant Shares and each certificate representing such Restricted Stock and, except as otherwise provided in Section 3 hereof, each certificate issued upon exchange or transfer of any such securities shall be stamped or otherwise imprinted with a legend substantially in the following form:

         "THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
         AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE."

         3. NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of any Restricted Stock (other than under the circumstances described in Section 4 hereof), the Holder shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon such Holder shall be entitled to transfer such securities in accordance with the terms of its notice. All Restricted Stock transferred as above provided shall bear the legend set forth in Section 2, except that such securities shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities
Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

         4. REGISTRATION REQUIREMENTS. (a) The Company shall use its best efforts to effect the registration of the Registrable Securities (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the sale or distribution of all the Registrable Securities in the manner (including manner of sale) and in all states reasonably requested by the Holder. Such best efforts by the Company shall include, without limitation, the following:


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

         (i) The Company shall prior to the Maturity Date (the "REQUIRED FILING DATE") prepare and file a registration statement with the Commission pursuant to Rule 415 under the Securities Act ("RULE 415") on Form SB-2 or Form S-3 under the Securities Act (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act provided that any other form shall be converted into an S-3 as soon as Form S-3 becomes available to the Company) covering resales by the Holders as selling stockholders (not underwriters) of the Registrable Securities (a "REGISTRATION STATEMENT"), which Registration Statement, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Bridge Notes and exercise of the Warrants pursuant to the issuance of Common Stock to pay interest on the Bridge Notes or pursuant to the applicable anti-dilution provisions. The number of shares of Common Stock initially included in such Registration Statement shall be no less than 100% of the maximum number of shares of Common Stock which may be included in a Registration Statement without exceeding registration limitations imposed by the SEC pursuant to Rule 415 (the "RULE 415 AMOUNT") in a comment letter addressed to the Company; PROVIDED that the Company shall use its commercially reasonable efforts to contest such limitation, but in any event not less than approximately 6,970,664 shares of Common Stock. Thereafter, the Company shall use its best efforts to cause such Registration Statement and other filings to be declared effective, as soon as possible, and in any event no later than the 180th day following the Maturity Date (or not later than the 210th day following the Closing Date if the SEC reviews such Registration Statement) or such later date specified in the last sentence of this Section 4(a)(i) for the effectiveness of a registration statement (the "REQUIRED EFFECTIVE DATE"). In the event that less than all of the Registrable Securities are included in a Registration Statement as a result of the limitations described in this paragraph, then the Company will (i) reduce on a proportionate basis the number of Registrable Securities of each Holder included in such Registration Statement and (ii) file additional Registration Statements, each registering the Rule 415 Amount, SERIATIM, until all of the Registrable Securities have been registered. The Required Filing Date and the Required Effective Date of each such additional Registration Statement shall be thirty (30) days and ninety (90) days, respectively, after the first day such Registration Statement may be filed without objection by the SEC based on Rule 415. Without limiting the foregoing, the Company will promptly respond to all SEC comments, inquiries and requests, and shall request acceleration of effectiveness at the earliest possible date. Notwithstanding the foregoing, if a closing with respect to a Qualified Financing (as defined in the Subscription Agreement) occurs prior to the Maturity Date, then the Holder may elect in lieu of filing any Registration Statement required by this Agreement to include the Registrable Securities in the registration statements to be filed pursuant to the registration rights granted to the purchasers in the Qualified Financing on a PARI PASSU basis; provided that such registration rights (i) require the filing of an initial registration registering at least the Rule 415 Amount within 90 days of the closing of such Qualified Financing, (ii) require the Company use its best efforts to have such initial registration statement declared effective within 90 days of the filing of such registration statement, and (iii) require the filing and effectiveness of subsequent registration statements to occur within 30 days and 90 days, respectively, of the first day such registration statement may be filed without objection by the SEC based on Rule 415.


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

         (b) PIGGYBACK REGISTRATION. Holder's rights under this Agreement commence upon the Company closing on the Holder's investment as described in the Offering Documents and terminates on the fifth (5th) anniversary of this Agreement, unless earlier terminated pursuant to Section 9(a) hereof (the
"PIGGYBACK REGISTRATION PERIOD"). If the Company at any time during the Piggyback Registration Period proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (other than a Registration Statement associated with the merger of the Company with a public company or similar transaction or in connection a Registration Statement for an initial public offering of the Company's Common Stock or a registration on Form S-3, Form-S-4, Form S-8 or other limited purpose form), then in each instance, it will give written notice to all Holders of Restricted Stock of its intention to file a Registration Statement, PROVIDED, HOWEVER, that for the purposes of this sentence, the Company shall treat the Holders in the same manner and IN PARI PASSU with all other holders of unregistered capital stock of the Company who
(i) have registration rights with respect to such stock or (ii) presently or at any time hereafter are officers, directors, or 5% shareholders of the Company, or any affiliate, successor, or assign thereof. Upon the written request of any such Holders, given within 20 days after the date of any such notice, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the Registration Statement proposed to be filed by the Company all to the extent requisite to permit the sale or other disposition by the Holders (in accordance with their written request) of such Restricted Stock so registered. The Company may withdraw any such Registration Statement before it becomes effective or postpone the offering of securities contemplated by such Registration Statement without any obligation to the Holders of any Restricted Stock.

         In the event that any registration pursuant to this Section 4 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by Holders pursuant to this Section 4 to register Restricted Stock shall specify that such Restricted Stock is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration. The number of shares of Restricted Stock to be included in such an underwriting may be cut back (PRO RATA among the requesting common stock holders requesting inclusion) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein.

         Notwithstanding anything to the contrary contained in this Section 4, in the event that there is an underwritten offering of securities of the Company pursuant to a registration covering Restricted Stock and a selling Holder owning more than five percent (5%) of Restricted Stock does not elect to sell his, her, or its Restricted Stock to the underwriters of the Company's securities in connection with such offering, such Holder shall refrain from selling such Restricted Stock not registered pursuant to this Section 4 during the period of distribution of the Company's securities by such underwriters and the period in which the underwriting syndicate participates in the after market; PROVIDED, HOWEVER, that such Holder may sell his Restricted Stock with consent from any such underwriter; FURTHER, PROVIDED, HOWEVER, that such Holder shall, in any event, be entitled to sell its Restricted Stock in connection with such registration commencing on the 180th day after the effective date of such Registration Statement.

         5. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 4 hereof to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

         (a) prepare and file with the Commission a Registration Statement (which, in the case of an underwritten public offering pursuant to Section 4 hereof, shall be on Form S-1, Form SB-2, or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

         (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Section 5 (a) above and as to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such Registration Statement in accordance with the sellers' intended method of disposition set forth in such Registration Statement for such period;

         (c) furnish to each seller and to each underwriter such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

         (d) use its best efforts to register or qualify the Restricted Stock covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter shall reasonably request;

         (e) immediately notify each seller under such Registration Statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein not misleading in the light of the circumstances then existing;

         (f) use its best efforts to furnish, at the request of any seller, on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters in a form and substance as is customarily given to underwriters in an underwritten public offering, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters in a form and substance as is customarily given by independent public accountants to underwriters in an underwritten public offering; and

         (g) make available for inspection by any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such underwriter, attorney, accountant, or agent in connection with such Registration Statement.

         For purposes of Sections 5 (a) and (b) above, the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby or nine months after the effective date thereof.

         In connection with each registration hereunder, the selling Holders of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with Federal and applicable state securities laws or as the Company may reasonably request.

         In connection with each registration pursuant to Section 4 hereof covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein, in such form and containing such provisions as are customary in the securities business for such an arrangement.

         6. EXPENSES. All expenses incurred by the Company in complying with Section 4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., fees of transfer agents and registrars, but excluding any Selling Expenses, are herein called "REGISTRATION EXPENSES". All underwriting discounts and selling commissions and transfer taxes applicable to the sale of Restricted Stock are herein called "SELLING EXPENSES".

         The Company will pay all Registration Expenses in connection with each Registration Statement filed pursuant to Section 4 hereof. All Selling Expenses incurred in connection with any sale of Restricted Stock by any participating seller shall be borne by such participating seller or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree.

         7. INDEMNIFICATION. In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4 hereof, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder and each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any and all losses, claims, damages, expenses, or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Restricted Stock was registered under the Securities Act pursuant to
Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense, or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller, such underwriter or such controlling person in writing specifically for use in such Registration Statement or prospectus.

         In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4 hereof, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the Registration Statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages, expenses, or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, and PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such Registration Statement or prospectus; PROVIDED, FURTHER, HOWEVER, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability, or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such Registration Statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by such seller from the sale of Restricted Stock covered by such Registration Statement.

         Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under this Section 7. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the announcement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

         Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If the indemnification provided for in the first two paragraphs of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the sellers of such Restricted Stock, on the other, in connection with the statement or omissions which resulted in such losses, claims, damages, liabilities, or actions, as well as any other relevant equitable considerations including


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

the failure to give any notice under the third paragraph of this Section 7. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the sellers of such Restricted Stock, on the other, and to the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         The Company and the sellers of Restricted Stock agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by PRO RATA allocation (even if all of the sellers of Restricted Stock were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or action in respect thereof, referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this and the immediately preceding paragraph, the sellers of such Restricted Stock shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Restricted Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement of omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The indemnification of underwriters provided for in this Section 7 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters.

         8. RULE 144 REPORTING. From and after the date hereof, the Company agrees with the Holders of Restricted Stock as follows:

         (a) The Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Securities Exchange Ac of 1934, as amended (the "EXCHANGE ACT").

         (b) The Company shall furnish to such Holder of Restricted Stock forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first Registration Statement of the Company for an offering of its Common Stock to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents so filed as a Holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a Holder of Restricted Stock to sell any such securities without registration.

         9.       MISCELLANEOUS.


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

         (a) The rights arising under Section 4 shall terminate on the fifth (5th) anniversary of this Agreement, or if earlier, when (i) the Holder of the Restricted Stock is no longer an "affiliate" as used in Rule 144 and (ii) the Holder of the Restricted Stock is permitted to sell all Restricted Stock then held by it pursuant to Rule 144(k). Section 7 shall survive the execution and delivery of this Agreement, the termination of the registration rights granted herein and the last registration of the Registrable Securities

         (b) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, the registration rights conferred herein on the Holders of Restricted Stock shall inure to the benefit of any and all subsequent permitted holders from time to time of the Restricted Stock for so long as the certificates representing the Restricted Stock shall be required to bear the legend specified in Section 2 hereof.

         (c) NOTICES. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof, (iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

If to the Company:         HC Innovations, Inc.
                           10 Progress Drive, Suite 200
                           Shelton, CT 06484
                           Attention: David Chess, MD, CEO
                           Telephone: (203) 925-9600


With a copy to:            Gersten Savage, LLP
                           600 Lexington Avenue
                           New York, New York 10022
                           Attention: Jay M. Kaplowitz, Esq.
                           Telephone: (212) 752-9700

         If to the Holder:
                                 ------------

                                 ------------



         (d)      This   Agreement   shall  be  governed  by  and  construed  in
accordance with the laws of the State of Delaware.

         (e) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT THE SUCH COURTS ARE AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN
SECTION 9(C), SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

         (f) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing by both parties.

         (g) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first written above.

                                        THE COMPANY:

                                        HC Innovations, Inc.

                                        By:
                                            ---------------------------
                                            Name:
                                            Title:

                                        HOLDER:

                                        -------------------------------

                                        By:
                                           ----------------------------
                                           Name:
                                           Title:


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